UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 3, 2005

                            SCHICK TECHNOLOGIES, INC.

             (Exact Name of Registrant as Specified in its Charter)

   State of Delaware                000-22673            11-3374812
   (State or other jurisdiction     (Commission          (IRS Employer
   of incorporation)                File Number)         Identification No.)

                                30-00 47th Avenue
                        Long Island City, New York 11101

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (718) 937-5765


                       (Former Name or Former Address, if
                           Changed Since Last Report)

ITEM 8.01 OTHER EVENTS

      A copy of the Registrant's press release, dated February 3, 2005, announcing its report of financial results and its conference call, for the fiscal third quarter ended December 31, 2004, is filed as Exhibit 99.1 hereto. The financial results are to be reported on Thursday, February 10, 2005, at 4:00 p.m. ET, and the conference call is to be held on Thursday, February 10, 2005, commencing at 5:00 p.m. ET. The press release includes instructions as to when and how to access the conference call.

      Registrant's report of financial results and any other financial and statistical information disclosed by the Registrant during the conference call will be available in the "Investors" section of Registrant's web site at www.schicktech.com.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      Exhibit 99.1: Press release dated February 3, 2005.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SCHICK TECHNOLOGIES, INC.
                                            -------------------------
                                                   (Registrant)

Date:  February 3, 2005
                                           By: /s/ Zvi N. Raskin
                                               ---------------------------------
                                                   Zvi N. Raskin
                                                   Secretary and General Counsel

Exhibit 99.1: Press release.